Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020[1]


Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person)
TAL Dai-ichi Life Australia Pty Ltd. (Australia)
70%
Dai-ichi Life Realty Asset Management Co, Ltd.[6] (Japan)
Dai-ichi Life Insurance (Cambodia) PLC.[2] (Cambodia)
QOLead, Ltd. (Japan)
Dai-ichi Life International Limited (Japan)
DLI North America Inc. (USA)
The Dai-ichi Life Insurance Company, Limited[2] (Japan)
THE DAI-ICHI BUILDING CO., LTD. (Japan)
Protective Life Corporation[3] (USA)
Asteron Life & Superannuation Limited[2] (Australia)
TAL Dai-ichi Life Group Pty Ltd. (Australia)
Dai-ichi Life International Holdings LLC (Japan)
TAL Life Limited[2] (Australia)
TAL Distribution Holdings Limited (Australia)
Dai-ichi Life International (Europe) Limited (UK)
The Neo First Life Insurance Company, Limited[2] (Japan)
36.84%
PT Panin International (Indonesia)
45.94%
Star Union Dai-ichi Life Insurance Company Limited[2] (India)
Affinia Financial Advisers Limited (Australia)
TAL Superannuation Limited (Australia)
TAL Direct Pty Limited (Australia)
TAL Services Limited (Australia)
51.25%
The Dai-ichi Life Research Institute Inc.[4] (Japan)
DLI Asia Pacific Pte. Ltd. (Singapore)
16.88%
Janus Henderson Group plc[5] (U.K.)
24%
OCEAN LIFE INSURANCE PUBLIC COMPANY[2] (Thailand)
TAL Australia Distribution Limited (Australia)
InsuranceLine Limited (New Zealand)
International Life Solutions Proprietary Limited (South Africa)
National Financial Solutions Pty Ltd. (Australia)
The Dai-ichi Frontier Life Insurance Co., Ltd.[2] (Japan)
49%
Asset Management One Co., Ltd. (Japan)
Lifebroker Pty Ltd. (Australia)
Lifebroker NZ Ltd. (New Zealand)
Dai-ichi Life Insurance Company of Vietnam, Limited[2] (Vietnam)
Dai-ichi Life Vietnam Fund Management Company Limited (Vietnam)

1 Except as otherwise indicated, chart does not reflect less than 50% ownership interests

2 Insurance company

3 Pages 3 – 5 contain a list of Protective Life Corporation's subsidiaries

4 The voting rights pertaining to The Dai-ichi Life Research Institute Inc. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- THE DAI-ICHI BUILDING CO., LTD. – 26.25%
- DAI-ICHI SEIMEI CARD SERVICE Co., LTD. – 9.58%
- NIHON BUSSAN CO., LTD. – 8.75%
- The Dai-ichi Life Information Systems Co., Ltd. – 4.17%

As such, the Dai-ichi group owns 100% of the voting rights pertaining to The Dai-ichi Life Research Institute Inc.

5 As of 6/30/20, Dai-ichi Life Holdings, Inc.'s voting rights in Janus Henderson Group plc were 16.88%. This amount excludes any options that may be exercised in the future.

6 The voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- SOHGO HOUSING CO., Ltd. – 30%

As such, the Dai-ichi group owns 100% of the voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd.

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Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020


Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
The Dai-ichi Life Insurance Company, Limited
(Japan)
100%
Dai-ichi Life Business Service Co., Ltd. (Japan)
100%
Dai-ichi Life Challenged Co., Ltd. (Japan)
100%
The Dai-ichi Life Information Systems Co., Ltd. (Japan)
50.1%
DAI-ICHI SEIMEI CARD SERVICE Co., LTD. 1 (Japan)
100%
Alpha Consulting Co., Ltd. (Japan)
10%
O.M. Building Management Inc. 2 (Japan)
49%
Corporate-pension Business Service Co., Ltd. 3 (Japan)
100%
Dai-ichi Life Insurance Myanmar Ltd. (Myanmar)
68%
A.F. BUILDING MANAGEMENT CO., LTD. (Japan)
100%
Dai-ichi Smart Co., LTD. (Japan)
100%
Asset Guardian Company, Limited (Japan)

[1] The voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- THE DAI-ICHI BUILDING CO., LTD. – 11.57%
- NIHON BUSSAN CO., LTD. – 20%
- SOHGO HOUSING CO., Ltd. – 10%
- The Dai-ichi Life Information Systems Co., Ltd. – 3.33%

As such, the Dai-ichi group owns 95% of the voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD.

[2] The voting rights pertaining to O.M. Building Management Inc. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- THE DAI-ICHI BUILDING CO., LTD. – 40%

As such, the Dai-ichi group owns 50% of the voting rights pertaining to O.M. Building Management Inc.

[3] The voting rights pertaining to Corporate-pension Business Service Co., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- The Dai-ichi Life Information Systems Co., Ltd. – 1%

As such, the Dai-ichi group owns 50% of the voting rights pertaining to Corporate-pension Business Service Co., Ltd.

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Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020

- **Protective Life Corporation** (DE)
  TIN 95-2492236
  - **Protective Life Insurance Company** [1] (TN)
    PLC owns 100% of stock
    TIN 63-0169720
    NAIC 68136
    - **West Coast Life Insurance Company** [1] (NE)
      PLICO owns 100% of stock
      TIN 94-0971150
      NAIC 70335
    - **MONY Life Insurance Company** [1] (NY)
      PLICO owns 100% of stock
      TIN 13-1632487
      NAIC 66370
    - **Protective Life and Annuity Insurance Company** [1] (AL)
      (commercially domiciled – NY)
      PLC owns 100% of non-voting preferred stock
      PLICO owns 100% of voting stock
      TIN 63-0761690
      NAIC 88536
    - **Protective Finance Corporation** (DE)
      PLICO owns 100% of stock
      TIN 51-0372969
    - **Protective Finance Corporation II** (DE)
      PLICO owns 100% of stock
      TIN 63-1187532
    - **Protective Finance Corporation IV** (DE)
      PLICO owns 100% of stock
      TIN 30-0559075
    - **Red Mountain, LLC** (VT)
      PLICO owns 100% of membership
      TIN 46-0929836
    - **Golden Gate Captive Insurance Company** [2] (VT)
      PLICO owns 100% of stock
      TIN 63-1191165
      NAIC 60234
    - **Golden Gate II Captive Insurance Company** [2] (SC)
      PLICO owns 100% of stock
      TIN 61-1306729
      NAIC 60141
    - **Golden Gate III Vermont Captive Insurance Company** [2] (VT)
      PLICO owns 100% of stock
      TIN 27-1881907
      NAIC 13797
    - **Golden Gate IV Vermont Captive Insurance Company** [2] (VT)
      PLICO owns 100% of stock
      TIN 27-3705745
      NAIC 13991
    - **Golden Gate V Vermont Captive Insurance Company** [2] (VT)
      PLICO owns 100% of stock
      TIN 45-5581427
      NAIC 14482

[1] insurance company

[2] captive insurance company

3

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Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020 1 registered investment adviser 2 captive insurance company 4 86052.96 6/30/20 Protective Life Corporation (DE) TIN 95-2492236 Protective Investment Advisors, Inc. 1 (TN) PLC owns 100% of stock TIN 63-1100711 Investment Distributors, Inc. (TN) PLC owns 100% of stock TIN 63-1100710 Protective Real Estate Holdings, Inc. (DE) PLC owns 100% of stock TIN 52-1985171 ProEquities, Inc. 1 (AL) PLC owns 100% of stock TIN 63-0879387 First Protective Insurance Group, Inc. (AL) PLC owns 100% of stock TIN 63-0846761 Steel City, LLC (VT) PLC owns 100% of membership TIN 81-0732526 Empower Financial Resources, Inc. (DE) PLC owns 100% of stock TIN 46-5331907 (formerly known as Financial Leadership Alliance, Inc.) Shades Creek Captive Insurance Company 2 (VT) PLC owns 100% of Stock TIN 46-1252145 NAIC 14688 Protective Life Reinsurance Bermuda Ltd. (Bermuda) PLC owns 100% of stock TIN 98-1512479

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2020

- **Protective Life Corporation** (DE)
  TIN 95-2492236
  - **Protective Life Insurance Company** [1] (TN)
    PLC owns 100% of stock
    TIN 63-0169720
    NAIC 68136
    - **USWC Holding Company (USWC)** (FL)
      PLICO owns 100% of stock
      TIN 20-8645816
      - **United States Warranty Corp.** [2] (FL)
        USWC owns 100% of stock
        TIN 59-1651866
      - **New World Warranty Corp.** [2] (FL)
        USWC owns 100% of stock
        TIN 20-8639268
      - **USWC Installment Program, Inc.** (FL)
        USWC owns 100% of stock
        TIN 20-8646196
      - **New World Re** [3] (NV)
        USWC owns 100% of stock
        TIN 20-1654390
    - **Protective Property & Casualty Insurance Company** [1] (MO)
      PLICO owns 100% of stock
      TIN 43-1139865
      NAIC 35769
      - **Asset Protection Financial, Inc.** (MO)
        (formerly Lyndon Financial Corporation)
        PPCIC owns 100% of stock
        TIN 43-1819865
    - **Protective Asset Protection, Inc.** (MO)
      (formerly Lyndon Insurance Group, Inc.)
      PLICO owns 100% of stock
      TIN 43-1802403
      - **Protective Administrative Services, Inc.** (MO)
        PAP owns 100% of stock
        TIN 43-1724227
      - **Western General Warranty Corporation** [2] (FL)
        PAP owns 100% of stock
        TIN 59-3126230
      - **Western General Dealer Services, Inc.** (CA)
        PAP owns 100% of stock
        TIN 47-0939814
      - **Lyndon-DFS Administrative Services, Inc. / Services De Gestion Lyndon-DFS, Inc.** (CANADA)
        PAP owns 100% of common stock
      - **Warranty Business Services Corporation** (MO)
        PAP owns 100% of stock
        TIN 43-1142677
      - **First Protection Company** (MN)
        PAP owns 100% of stock
        TIN 41-1703034
        - **First Protection Corporation of Florida** [2] (FL)
          FPC owns 100% of stock
          TIN 41-1637611
    - **Western Diversified Services, Inc.** (IL)
      PLICO owns 100% of stock
      TIN 36-2600350
      - **The Advantage Warranty Corporation** [2] (FL)
        WDS owns 100% of stock
        TIN 36-3445516
  - **Chesterfield International Reinsurance Limited** (Nevis)
    PLC owns 100% of stock
    TIN 98-0458684
  - **Dealer Services Reinsurance, Ltd.** (Bermuda)
    PLC owns 100% of stock
    TIN 98-0199455
  - **First Protection Corporation** (MN)
    PLC owns 100% of stock
    TIN 41-1368934

[1] insurance company
[2] specialty insurer
[3] captive insurance company

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